UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2024

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2024, Accel Entertainment, Inc. (the “Company”) and Fairmount Holdings, Inc., an Illinois corporation (“Fairmount”), Fairmount Merger Sub, Inc., an Illinois corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Robert V. Vitale, in his capacity as the representative of Fairmount’s stockholders, entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which the Company will acquire Fairmount, the owner of the FanDuel Sportsbook & Horse Racing in Collinsville, Illinois, through a merger of Merger Sub with and into Fairmount for total consideration of 3,456,119 shares of the Company’s Class A-1 common stock, par value $0.0001 per share, having a value of approximately $35.0 million, subject to adjustments for cash, transaction expenses and indebtedness of Fairmount as of Closing, a post-closing working capital adjustment, and an adjustment in favor of Fairmount for certain expenses that are incurred by Holdings prior to Closing.

The Merger Agreement contains customary representations and warranties of the parties, including, among others, with respect to Fairmount and its capitalization, financial statements, absence of certain changes or events, legal compliance, material contracts, tax matters, intellectual property, data privacy, litigation, environmental, real estate, employees and employee benefit plans. Fairmount has agreed to conduct its business in the ordinary course in a manner consistent with past practice until the transactions contemplated by the Merger Agreement are completed.

The Merger Agreement contains certain termination rights in favor of the Company and Fairmount, including a termination right applicable upon the first anniversary of the date the Merger Agreement is signed if the transactions contemplated by the Merger Agreement have not been completed. The Merger Agreement does not, however, contain any termination fee provision.

Each of the Company’s and Fairmount’s Board of Directors unanimously approved the transaction, which is expected to close by the end of 2024, subject to the satisfaction of customary closing conditions, including regulatory approvals from applicable gaming authorities.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of the parties thereto. The Merger Agreement is not intended to provide any other factual information about the parties thereto. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement among the parties thereto and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms thereof. In addition, such representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, stockholders should not rely on the representations and warranties in the Sale Agreement as characterizations of the actual state of any facts.

A copy of the Merger Agreement is attached hereto as Exhibit 10.1, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the shares of common stock in connection with the transaction will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD.

On July 15, 2024, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1. The Company also issued an investor presentation in connection with the pending acquisition, a copy of which is furnished hereto as Exhibit 99.2.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished to the Securities and Exchange Commission (the “SEC”)and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC, including, but not limited to, the risk that the transaction may not be completed in a timely matter or at all, which may adversely affect the price of the Company’s securities. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. The Company cautions you that these forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s periodic filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Agreement and Plan of Merger, by and among Fairmount Holdings, Inc. Fairmount Merger Sub, Inc., Accel Entertainment, Inc. and Robert V. Vitale, an individual, solely in his capacity as the Shareholder Representative, dated as of July 12, 2024.

99.1	Press Release, dated July 15, 2024.
99.2	Investor Presentation, dated July 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: July 15, 2024	By:	/s/ Derek Harmer
Derek Harmer
General Counsel and Chief Compliance Officer

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